稅務局
印花稅署
香港灣仔告士打道5號 稅務大樓3樓

電話號碼 Tel. No.: 2594 3201
傳真號碼 Fax No.: 2519 6740

INLAND REVENUE DEPARTMENT
STAMP OFFICE
3/F, Revenue Tower, 5 Gloucester Road,
Wan Chai, Hong Kong.
網址 Web site : www.ird.gov.hk
電郵 E-mail : taxsdo@ird.gov.hk

印花證明書 STAMP CERTIFICATE

此印花證明書是按《印花稅條例》發出，具有與傳統印花相等的法律地位
This stamp certificate is issued under the Stamp Duty Ordinance and has the same legal status as conventional stamp
(此證明書必須夾附於下列文書上，作為已加蓋印花的證明。This certificate must be attached to the instrument shown below as evidence of stamping.)

HONG KONG
印花 $6759 香港
STAMP DUTY PAID

文書編號 Instrument Ref. No.:	1-21-118669-0-0-7
文書性質 Nature of Instrument:	租約 Lease
文書簽立日期 Date of Instrument:	13/08/2020 (日 Day / 月 Month / 年 Year)
租金總額 Total Rent:	$2,703,225.80
年期 Term (如適用 If applicable):	由 From: 16/11/2020 至 To: 15/11/2022
物業地址 Property Address:	The whole of the 8th Floor, No. 80 Gloucester Road, Wanchai HK
有關人士姓名及身份 Name and capacity of parties:	**業主 Landlord(s):** (1) Sun Properties Company Limited **租客 Tenant(s):** (1) Plutus Securities Limited

茲證明上述文書已加蓋印花 / 簽註如下:
This is to certify that the above instrument is stamped / endorsed as below:

印花證明書編號 Stamp Certificate No.	: 21-1-0230302-0
加蓋印花日期 Date of Stamping	: 21/08/2020 (日Day/月Month/年Year)
已付印花稅 Stamp Duty Paid	: $6,759.00
付款方式 Payment Method	:支票 Cheque

印花稅署署長 譚大鵬
TAM Tai-pang
Collector of Stamp Revenue

你可於 www.gov.hk/estamping 核對此證明書的真確性
You may check the authenticity of this certificate at www.gov.hk/estamping

Dated the 13th day of August 2020

SUN PROPERTIES COMPANY LIMITED
(新地產發展有限公司)

(As "the Landlord")

and

PLUTUS SECURITIES LIMITED
(貝德斯證券有限公司)

(As "the Tenant")

TENANCY AGREEMENT

of

The whole of the 8th Floor of No. 80 Gloucester Road, Wanchai, Hong Kong

---

THIS AGREEMENT is made on the 13th day of August 2020

BETWEEN :

(1) SUN PROPERTIES COMPANY LIMITED (新地產發展有限公司) (B.R. No.: 14769731) whose registered office is situate at 22nd – 24th Floors, 80 Gloucester Road, Wanchai, Hong Kong (hereinafter called "the Landlord" which expression shall where the context so admits include the person or corporation for the time being entitled to the reversion immediately expectant on the term hereby created) of the one part; and

(2) PLUTUS SECURITIES LIMITED (貝德斯證券有限公司) (B.R. No.: 69255747) whose registered office is situate at 8/F, 80 Gloucester Road, Wanchai, Hong Kong (hereinafter called "the Tenant") of the other part.

WITNESSES as follows :

AGREEMENT TO LET THE PREMISES

1. In consideration of the rent and the Tenant's agreements hereinafter reserved and contained the Landlord hereby agrees to let to the Tenant ALL THAT portion of the building erected on ALL THOSE pieces or parcels of ground more particularly described in Part I of the First Schedule hereto known as Nos. 80, 81 and 82 Gloucester Road & No.34 O'Brien Road Wanchai, Hong Kong (hereinafter called "the Building") which said portion consists of the area more particularly described in Part II of the First Schedule hereto (hereinafter called "the Premises") TOGETHER with the use in common with the Landlord and others having the like right of the common entrances, staircases, landings, and passages of the Building and of the escalators and lifts as provided by the Landlord (whenever the same shall be operating) so far as the same are necessary to the enjoyment of the Premises EXCEPT AND RESERVED unto the Landlord and all persons authorised by the Landlord or otherwise entitled thereto:

ANCILLARY RIGHTS

(a) the right of free and uninterrupted passage and running of water, soil, gas, drainage, electricity and all other services or supplies through such sewers, watercourses, conduits, pipes, wires, cables and ducts as are now or may hereafter be in, on or under the Premises and serving or capable of serving the Building or any adjoining or neighbouring property together with the right to enter upon the Premises to inspect repair or maintain any such sewers, watercourses, conduits, pipes, wires, cables and ducts;

(b) the exclusive right to install in or affix to any part of the Building including but not limited to the curtain wall of the Building such flues, pipes, conduits, chimneys, aerials, plant, machinery and other apparatus, signs, placards, posters and other advertising structures whatsoever (whether illuminated or not) as the Landlord shall think fit together with the right to repair, maintain, service, remove or replace the same provided that the Landlord shall cause as little interference as possible to the Tenant and make good any damage caused to the Premises forthwith;

(c) the right to erect or alter or consent to the erection or alteration of any building for the time being on any adjoining or

neighbouring property notwithstanding that such erection or alteration may diminish the access of light and air enjoyed by the Premises and the right to deal with any such property as it may think fit;

(d) the right and liberty to enter upon the Premises in the circumstances in which the covenants by the Tenant contained in these presents permit such entry;

(e) the right to subjacent and lateral support from the Premises for the remainder of the Building; and

(f) all easements, quasi-easements, privileges and rights whatsoever now enjoyed by any adjoining or neighbouring property in under over or in respect of the Premises as if such adjoining and neighbouring property and the Premises had at all times heretofore been in separate ownership and occupation and such matters had been acquired by prescription or formal grant.

PAYMENT OF RENT

TO HOLD the Premises unto the Tenant for the term specified in the Second Schedule hereto determinable as hereinafter provided PAYING THEREFOR the rent(s) specified in Part I of the Third Schedule hereto. The rent payable hereunder is exclusive of rates, Air-Conditioning and Management Charges and shall be paid in advance without any deduction or set-off on the first day of each and every successive calendar month the first of such payments to be made on or before the Commencement Date set out in the Second Schedule hereto and if the rent, rates, Air-Conditioning and Management Charges are not so paid by the Tenant within 7 days from the date which is due for payment the Tenant shall further pay to the Landlord interest on the amount in arrears at the rate of 3% per month calculated from the date on which the same became due for payment until the date of payment (if any payment received by the Landlord either in cash or by cheque after 3:00 p.m. of any working day, such payment is treated as received by the Landlord of the following working day) as liquidated damages and not as penalty and such interest to be deductible from time to time from the security deposit paid hereunder by the Tenant to the Landlord provided that the receipt by the Landlord of interest pursuant to this provision shall be without prejudice to and shall not affect the right of the Landlord to exercise any other right or remedy hereof (including the right of re-entry) exercisable under the terms of this Agreement.

AIR-CONDITIONING AND MANAGEMENT CHARGES

2. The Tenant shall also pay to the Landlord or the Management Agent by way of further or additional payments for the costs, charges and expenses for the maintenance and supply of air-conditioning during the Business Hours specified in Seventh Schedule hereto chargeable in respect of the Premises and for the provision by the Management Agent of the maintenance and management of the Building the sum(s) specified in Part II of the Third Schedule hereto ("the Air-Conditioning and Management Charges") such sum(s) to be paid monthly in advance throughout the term and on the days and in the manner as the payment of rent hereinbefore mentioned which shall be subject to interest on the amount in arrears and deductible from the security deposit as aforesaid in Clause 1 hereof and subject

to increase by the Landlord as provided in Clause 3. If the Tenant shall require supply of air-conditioning outside the Business Hours, the same may be provided at the Management Agent's discretion on reasonable advance notice in writing to the Management Agent at such special rate as the Management Agent may from time to time charge according to the cost of providing the same for every zone area or part thereof for which air-conditioning is provided to be paid on demand from the Management Agent.

INCREASE IN AIR-CONDITIONING AND MANAGEMENT CHARGES	3.	The parties hereto agree that the Air-Conditioning and Management Charges shall be subject to increase at any time during the continuance of the term hereby created when in the opinion of the Management Agent it deems necessary and upon the Landlord or the Management Agent giving to the Tenant notice in writing of such increase the Air-Conditioning and Management Charges shall be increased by the amount specified in the Landlord's or the Management Agent's notice. There shall be no restriction on the number of occasions upon which the Landlord or the Management Agent may call for an increase in the Air-conditioning and Management Charges.
LANDLORD'S FIXTURES AND FITTINGS	4.	The Landlord shall provide such fixtures and fittings (being and forming part of the Landlord's fixtures and fittings) for the Premises as are described in the Fourth Schedule hereto (if any). The Tenant shall not be entitled to demand the provision of any other fixtures and fittings from the Landlord.
TENANT'S COVENANTS	5.	THE TENANT HEREBY COVENANTS WITH THE LANDLORD as follows, namely:
TO PAY RENT ETC.	(a)	To pay the rent, Air-conditioning and Management Charges hereby reserved in the manner herein stipulated.
TO PAY RATES TAXES ETC.	(b)	To pay rates charged on the Premises as assessed by the Government of the Hong Kong Special Administrative Region quarterly in advance which shall be or be deemed to be payable and due on the first day of the months of January, April, July and October provided that the first payment thereof shall be paid on the commencement of the tenancy on pro-rata basis and also to pay and discharge all taxes, assessments, duties, charges, impositions and outgoings of an annual or recurring nature now or hereafter to be imposed or charged on the Premises or upon the owner or occupier in respect thereof by the Government of the Hong Kong Special Administrative Region or other lawful authority, Government Rent and Property Tax together with expenses of a capital or non-recurring nature alone excepted.
AUTOPAY SERVICES	(c)	To pay the rent, rates, Air-Conditioning and Management Charges and any other periodic charges mentioned herein by way of the Autopay Services provided by member banks of The Hong Kong Association of Banks, and to sign and return within the period specified by the Landlord, such documents for the purpose of establishing autopayment of rent, rates, Air-Conditioning and Management Charges and other periodic charges as aforesaid as may be required by the Landlord, or in such other manner as the Landlord may prescribe by notice in

writing to the Tenant from time to time. All bank charges incurred of and incidental to the said payment arrangement, whether imposed on the Landlord or on the Tenant, shall be borne by the Tenant solely.

TO PAY FOR UTILITIES

(d) To pay and discharge all deposits and charges in respect of electricity, gas, water and telephones as may be shown by the separate meter or meters installed upon the Premises or by accounts rendered to the Tenant.

TO PAY FOR CLEANSING AND CLEARING OF DRAINS

(e) To pay on demand to the Landlord or Management Agent the cost incurred by the Landlord or the Management Agent in cleansing, clearing, repairing or replacing any of the drains, pipes or sanitary or plumbing apparatus choked or stopped up unless such defective condition hereinbefore referred to was due to the negligence use of the Landlord or Management Agent, its contractor, servants or agents.

TO FIT OUT

(f) (i) To fit out the Premises at the Tenant's expense in accordance with such plans and specifications as shall have been first submitted to and approved in writing by the Landlord in a good and proper workmanlike fashion and in all respects in a style and manner appropriate to a first class commercial building and so to maintain the same throughout the term in good proper repair and condition to the satisfaction of the Landlord. The Tenant shall be responsible for paying the approval costs of the Management Agent and shall observe and comply with the Building Regulations in the execution of fitting out works. As security for the due observance and compliance by the Tenant and its agent servants and/or contractors of the Building Regulations in the fitting out of the Premises the Tenant shall place a fitting out deposit with the Management Agent in the amount stipulated by such Management Agent before commencing to fit out the Premises. The fitting out deposit shall be returned after the Premises shall have been fitted out in accordance with the approved plans without interest to the Tenant subject to any deduction therefrom necessary to make good any damage loss or injury to the Building or suffered by the Landlord or Management Agent as a result of any breach by the Tenant of the Building Regulations in fitting out the Premises. Any fitting out of the Premises adjoining a common area shall be of a style nature and standard as shall be advised and approved in writing by the Landlord and/or its Management Agent and the work shall be carried out at the cost of the Tenant. The Tenant will not cause or permit to be made any variation to the approved fitting out plans and specifications or to the interior design or layout of the Premises without the prior approval in writing of the Landlord and in the event of such approval being requested it shall be a condition precedent to the granting thereof that the Tenant shall pay to the Landlord any fees and/or costs incurred by the Landlord in obtaining the approval of its Management Agent

and/or architect and/or specialist consultants.

ELECTRICAL WIRING

(ii) Not without the prior written consent of the Landlord to make, permit or suffer to be made any alterations in or additions to the electrical wiring installation, lighting fixtures or other Landlord's fixtures and fittings in the Premises or to install in the Premises any appliance or machinery which requires special wiring or outlets additional to or of greater load capacity than those provided by the Landlord or which consumes electricity not metered through the Tenant's separate meter and in particular but without prejudice to the generality of the foregoing, not to install or use any appliance or combination of appliance which may cause overloading of the said electric wiring installations and to indemnify the Landlord against any costs, expenses, loss or damage of whatsoever nature causes as result of a breach of this clause. Provided always that all fees and expenses reasonably incurred by the Landlord in connection with the giving of such consent shall be borne by the Tenant and if the Landlord so require the Tenant shall at the expiration or sooner determination of this tenancy reinstate at the Tenant's own costs and expenses the said electrical installation and/or wiring in the Premises to the same condition as at the commencement of the term. The Tenant shall as a pre-requisite for the obtaining of such consent deposit with the Landlord a sum to be determined by the Landlord sufficient to cover the costs to reinstate the electrical wiring and/or installation in the Premises and if the electrical wiring and/or installations in the Premises are properly reinstated, then such deposit shall within thirty days after the expiration or sooner determination of this tenancy be refunded to the Tenant without interest. Provided further that in carrying out any of the work to the electrical installation and/or wiring duly approved by the Landlord as aforesaid the Tenant shall use only the contractor approved by the Landlord in writing for the purpose.

AIR-CONDITIONING EQUIPMENT

(iii) Not without the prior written consent of the Landlord to install any air-conditioning unit or equipment in the Premises or any part thereof. In the event that such consent having been obtained from the Landlord, such air-conditioning unit or equipment so approved shall be installed at the Premises or any part thereof as designated by the Landlord and the Tenant shall at the expiration or sooner determination of this tenancy remove such air conditioning unit or equipment and reinstate restore and make good any damage caused by such reinstatement and restoration at the sole expense of the Tenant. The Tenant shall as a pre-requisite for obtaining such consent from the Landlord deposit with the Landlord a sum to be determined by the Landlord sufficient to cover the costs for such reinstatement restoration and making good and if the said additions,

alterations and installations are properly reinstated, then such deposit shall within thirty days after the expiration or sooner determination of this tenancy be refunded to the Tenant without interest. Provided further that the Tenant shall at all times and in any such case be liable for any damage caused to the Premises by the installation operation or removal of such air conditioning unit or equipment.

TO KEEP IN REPAIR

(g) To keep all the interior of the Premises including the flooring and interior plaster or other finishing material or rendering to walls and all ceilings and the Landlord's fixtures and fittings therein and all additions thereto including all doors, curtain wall system, windows, electrical installations and drains and pipes and wiring and fire alarm and fire fighting installations in good clean substantial and proper repair and condition and properly preserved and painted as may be appropriate when from time to time appropriate or required or whenever required by the relevant Government Authority and to maintain the same at the expense of the Tenant. The Tenant particularly agrees:

WINDOW GLASS

(i) to reimburse to the Landlord the cost of replacing all broken and damaged window glass and curtain wall irrespective of the cause of such breakage or damage;

ELECTRICAL WIRING

(ii) to repair or replace, if so required by the appropriate Supply Company, Statutory Undertaker or Authority as the case may be under the terms of any Electricity Supply Ordinance for the time being in force or any Orders in Council or Regulations made thereunder, all the electrical wiring installations and fittings within the Premises and the wiring from the Tenant's meter or meters to and within the same;

INTERIOR DEFECTS

(iii) to be wholly responsible for any damage or injury caused to any person whomsoever or property whatsoever directly or indirectly through the defective or damaged condition of any part of the interior of the Premises or of the Landlord's fixtures and fittings and to make good the same by payment or otherwise and to indemnify the Landlord against all costs, claims, demands, actions, liabilities and legal proceedings whatsoever made upon the Landlord by any person in respect thereof;

AIR-CONDITIONING APPARATUS

(iv) to reimburse to the Landlord the cost of repairing or replacing any air-conditioning fan-coil unit or other part of the air-conditioning apparatus or installation within the Premises installed by the Landlord which is damaged or rendered defective unless the Tenant can prove that the defect or damaged condition hereinbefore referred to was due to the negligence of the Landlord, its contractors, servants or agents or due to normal fair wear and tear; and

DRAINS, PIPES, CABLES, ETC.

(v) insofar as the same may not be part of the interior of the Premises to keep in good clean substantial and proper repair and condition all drains, soil and other pipes, cables, wires, ducts, mains and apparatus associated therewith and any equipment and fittings ancillary

thereto which belong to or form part of or solely serve the Premises and to indemnify the Landlord against all costs, claims, demands, actions, liabilities, and legal proceedings whatsoever made upon the Landlord by any person in respect of any breach of this covenant.

NOT TO MAKE ALTERATIONS, ETC. (h) Not to make or permit to be made any alterations in or additions to the Premises or to the electrical and communications wiring and other installations or other Landlord's fixtures and fittings or to install any plant equipment, apparatus or machinery therein (other than usual office equipment) without having first obtained the written licence and consent of the Landlord therefor or cut, maim, drill into or injure or suffer to be cut, maimed, drilled into or injured any doors, curtain wall, windows, walls, ceiling, flooring, beams, structural members or other fabric thereof nor any of the plumbing or sanitary apparatus or installation included therein.

TO PROTECT INTERIOR (i) To take all precautions to protect the interior of the Premises from damage threatened by an approaching storm gale or typhoon.

WATER APPARATUS (j) To keep and maintain at the expense of the Tenant the lavatories and water apparatus when used exclusively by the Tenant and its employees, customers, invitees or licensees in good clean substantial and proper repair and condition at all times during the term to the satisfaction of the Landlord and in accordance with the Regulations of the Public Health or other Government Authority concerned.

TO PERMIT LANDLORD TO ENTER AND VIEW (k) (i) To permit the Landlord and its agents with or without workmen or others and with or without appliances at all reasonable times upon notice to enter upon the Premises to view the state of repair and condition thereof and to take inventories of the Landlord's fixtures and fittings therein; and

(ii) within one calendar month from the time of receipt of notice requiring the Tenant to do so to make good all defects and wants of repair then found which are the liability of the Tenant.

TO PERMIT ENTRY (l) To permit the duly authorised agents or servants of the Landlord and any other persons duly authorised by the Landlord at any time to enter the Premises (and by force if necessary) for the purposes of security, and/or fire fighting and inspecting or carrying out routine and essential or emergency repairs or alterations or additions to or maintenance or renewal of the Building and the Landlord's services and fixtures and fittings within the Building and any other services or fixtures and fittings which may be supplied or provided to or installed in the Building by third parties including, without limitation to the generality of the foregoing, telephone and other communication services and fixtures and fittings installed in connection therewith, and of making good on behalf of the Tenant any defects or effecting any repairs which the Tenant has failed to do under the terms of this Agreement and to repay to the Landlord on demand all the cost of making good such defects or effecting such repairs.

USER (m) Not to use the Premises for any purpose other than such as are

specified in the Fifth Schedule hereto.

NOT TO MISUSE (n) Not to permit or suffer any part of the Premises to be used for the purpose of gambling or for any illegal, immoral or improper purposes or so as to cause nuisance, annoyance, inconvenience, damage or danger to the occupiers of adjacent premises or other premises in the neighbourhood.

NOT TO STORE GOODS (o) (i) Not to use the Premises or any part thereof for the storage of goods or merchandise other than samples and exhibits reasonably required in connection with the Tenant's trade or business carried on therein nor to keep or store or cause or permit to be kept or stored any dangerous goods within the meaning of the Dangerous Goods Ordinance or any enactment replacing the same and the Regulations applicable thereto or any modification thereof and in so far as such Ordinance or its Schedules or Regulations may be altered this Clause shall have reference to any alteration thereof.

(ii) Not to keep, store, use, bring into or suffer to be kept stored used brought into the Premises or the Building or any part thereof any arms or ammunition (as defined in the Arms and Ammunition Ordinance) PROVIDED ALWAYS that at all times the Tenant shall indemnify the Landlord from and against all actions, proceedings, demands, liability, costs, claims and expenses in respect of any loss, damage to person or property, injury or death suffered by any person or body as a result of any such arms or ammunition being kept, stored, used, brought into or suffered to be kept, stored, used or brought into the Premises or the Building by the Tenant its licensees, employees or invitees.

USE OF STORE ROOM (p) Not to use the store room or any part thereof for the storage of dangerous, toxic, explosive or hazardous goods or merchandize etc and the Tenant shall be fully liable for any damage to the store room or any part thereof. The Landlord is not to be held responsible for any damage to, or loss of, any of the items stored therein. At all times, access must be given to the Landlord and the Management Agent or its contractors, agents, employees by the Tenant for maintenance, inspection, remedial and/or repair works that have to be carried out at the store room.

NOT TO COMMIT NUISANCE, ETC. (q) Not to make produce or suffer or permit to be made or produced any noise (including but not limited to music or sound produced by broadcasting from television radio and any apparatus, equipment or instrument capable of creating producing or reproducing music or sound) or vibration or other acts or things in or on the Premises which is/are or may be a nuisance or annoyance to the Landlord or to the tenants or occupiers of adjacent or neighbouring premises.

NOT TO ALTER LOCKS, BOLTS, ETC. (r) Not to install or permit or suffer to be installed any additional locks, bolts or other fittings to the entrance doors of the Premises or in any way to cut or alter the same.

GOVERNMENT DIRECTION (s) To execute and do at the expense of the Tenant all such works and things whatever as may now or at any time during the term be directed or required by any Government or other public authority to be executed or done upon or in respect of the

Premises or any part thereof or by the owner or occupier thereof so long as such direction or requirement is not caused by the neglect or default of the Landlord.

GOVERNMENT NOTICE	(t)	To give notice forthwith to the Landlord of any notice or order or proposal for a notice or order served under any Ordinance, Order, Regulation or By-Laws on the Tenant or any underlessee or occupier of the Premises or any part thereof and (if so required by the Landlord) to produce the same and at the request of the Landlord to make or join in making such representation in respect thereof as the Landlord may reasonably require.
TO COMPLY WITH ORDINANCE ETC. AND GOVERNMENT LEASE	(u)	To be liable for the consequence of any breach of local Ordinances Orders in Council or Regulations or By-Laws by the Tenant or any inmate or occupier of or visitors to the Premises and not to do or suffer to be done anything which would amount to a breach or non-observance of the provisions of the Government Lease under which the Landlord holds the Premises and to indemnify the Landlord against any such breach.
NOT TO ASSIGN, PART WITH POSSESSION, ETC.	(v)	Not to transfer, assign, underlet, license, share or otherwise part with the possession of the Premises or any part thereof either by way of sub-letting, lending, sharing, or other means whereby any person or persons not a party to this Agreement obtains the use or possession of the Premises or any part thereof for all or any part of the term hereby granted and irrespective of whether any rental or other consideration is given for such use or possession and in the event of any purported transfer, assignment, underletting, licensing, sharing or parting with the possession of the Premises (whether for monetary consideration or not) the Landlord shall be entitled to terminate this Agreement and the Tenant shall forthwith thereupon surrender vacant possession of the Premises to the Landlord without prejudice however to the rights of either party in respect of any antecedent breach of any of the covenants, terms and conditions contained herein. The tenancy created pursuant to this Agreement shall be personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing, the following acts and events shall, unless approved in writing by the Landlord (which approval the Landlord may give or withhold in its discretion without assigning any reason thereof), be deemed to be breaches of this Clause:

(i) In the case of a tenant who is an individual (including a sole surviving partner of a partnership tenant) the death, insanity or other disability of that individual, to the intent that no right to use, possess, occupy or enjoy the Premises or any part thereof shall vest in the executors, administrators, personal representatives, next of kin, trustee or committee of any such individual;

(ii) In the case of a tenant which is a partnership, the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise;

(iii) In the case of a tenant which is a corporation, any reconstruction, amalgamation, merger, voluntary liquidation or change in the person or persons who own a majority of its voting shares or who otherwise has or

have effective control thereof;

(iv) The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use, possess, occupy or enjoy the Premises or any part thereof or does in fact use, possess, occupy or enjoy the same;

(v) The change of the Tenant's business name.

FOOD RESTRICTION

(w) Not to allow the preparation or consumption of food on the Premises other than the preparation and consumption of light meals or refreshments for consumption by the Tenant's employees or guests. No hot food shall be cooked or re-heated other than by an approved microwave oven. The Tenant shall ensure that all wet garbage and refuse will be disposed of by arrangement with and in containers specified by the Management Agent of the Building.

OVERNIGHT OPERATIONS, GUARDS, ETC.

(x) Not to permit or suffer any person or persons to remain in the Premises or the Building overnight without the Landlord's prior permission in writing. Such permission shall only be given to enable the Tenant to operate his business or to post not more than one watchman to guard the contents of the Premises which shall not be used as sleeping quarters or as domestic premises within the meaning of the Landlord and Tenant (Consolidation) Ordinance or any other enactment or modification thereof for the time being in force.

NOT TO BLOCK ENTRANCES, STAIRCASES, ETC.

(y) Not to place or leave in the entrance or any lifts, staircases, passages, lobbies, landings or other common areas of the Building any boxes, furniture, chattels, refuse or rubbish or otherwise encumber the same.

NOT TO ERECT SIGNS

(z) Not to erect exhibit or display within or on the exterior of the Premises including but not limited to the curtain wall and windows of the Premises or the Building any writing, sign, banner, sticker, advertisement, aerial, flagpole or other device whether illuminated or not unless the same and the proposed location thereof shall have previously been approved in writing by the Landlord.

TENANT'S SIGNBOARD

(aa) Not without the prior written consent of the Landlord to install or erect any of the Tenant's signboard including but not limited to company logo display on the lift lobby on which the Premises is situated and at such location and in such size, color finishes, installation method and material as may from time to time be approved in writing by the Landlord and the Management Agent. In the event that such consent is obtained from the Landlord, the Tenant shall at the expiration or sooner determination of the tenancy remove such signboard and reinstate, restore and make good any damage caused by such removal and reinstatement.

INSURANCE

(ab) To effect and maintain during the term adequate insurance coverage in the full replacement value thereof in respect of the following:

(i) <u>Liability</u>

Legal Liability to the Tenant, its employees, visitors, agents, contractors, licensees or to any other person whatsoever for loss of or damage to the Tenant's or its employees, visitors, agents, contractors, licensees or

other person's property from time to time placed or kept within the Premises and for personal injuries sustained by any of them which are caused by the act, default or negligence of the Tenant or its employees, visitors, agents, contractors or licensees of the Tenant. The Tenant hereby undertakes to produce to the Landlord as and when required by the Landlord such policy of insurance together with a receipt for the last payment of premium and a certificate from the insurance company that the policy is in all respects valid and subsisting.

(ii) Water Damage

Against damage to the personal belongings of the Tenant and fixtures and fittings placed or installed in the Premises for the full insurable value occurring in respect of the use or misuse of the water supply and drainage system installed in or within the Premises or the incursion of water therein.

(iii) Fire and Extraneous Perils

Including adequate cover against loss or damage to the personal belongings of the Tenant and fixtures and fittings placed or installed in or within the Premises against fire and extraneous perils for their full replacement value.

NOT TO VITIATE INSURANCES

(ac) Not to do or permit to be done any act or thing whereby the policy or policies of insurance on the Premises against damage by fire or against claims by third parties for the time being subsisting may become void or voidable or whereby the rate of premium or premia thereon may be increased Provided that if as a result of any act or thing done or permitted by the Tenant, the premium on any such policy of insurance shall be increased, the Landlord shall be entitled at its option either to terminate this Agreement or to continue the same upon payment by the Tenant of the increased premium or premia thereon and all expenses incurred by the Landlord in and about any renewal of such policy or policies rendered necessary by a breach of this Clause and upon such other terms or conditions as the Landlord may think fit to impose.

NOT TO EXCEED FLOOR LOADING

(ad) Not to install or permit or suffer to be installed any equipment apparatus or machinery which imposes a weight on any part of the flooring of the Premises in excess of three (3) kN/m^2 (or sixty (60) pounds per square foot) or which imposes a weight on any part of the flooring in excess of that for which it is designed and to comply with the maximum weight and permitted locations of safes and other heavy equipment and any requirement of the Landlord that the same to stand on supports of such dimensions and material as the Landlord may deem necessary.

CLEANING CONTRACTORS

(ae) To employ for the cleaning of the interior of the Premises only such cleaning contractors as shall have been approved by the Management Agent beforehand and to cause such cleaning services to be carried out only between the hours and days as shall have been approved by the Management Agent beforehand provided that the Management Agent shall not unreasonably withhold their approval for the purposes of this paragraph.

RESTRICTION ON DELIVERIES

(af) To take delivery of furniture equipment fittings or bulky items in and out of the Building during the hours specified in the Sixth Schedule hereto and shall be subject to change at anytime during the term when in the opinion of the Management Agent deem necessary.

INDEMNITY BY TENANT

(ag) (i) To indemnify and keep the Landlord fully indemnified from and against all actions, proceedings, demands, costs, expense, liabilities and claims whatsoever by the tenants and occupiers of any other parts of the Building and any third party in respect of any act or liability caused by or arising from the act, neglect or default (irrespective of whether wilful or not) of the Tenant or any invitee or licensee of the Tenant or any workmen servants or persons who are suffered or permitted by the Tenant to be in the Premises or any part thereof.

(ii) To fully and effectually indemnify the Landlord from and against all claims and demands made against the Landlord by any person in respect of any loss, damage or injury caused by or through or in any way owing to the overflow of water from the Premises or to the act, neglect or default of the Tenant, his servants, agents or licensees or to the defective or damaged condition of the interior of the Premises or any fixtures or fittings for the repair of which the Tenant is responsible hereunder and against all costs and expenses incurred by the Landlord in respect of any such claim or demand.

EXCLUSION OF LANDLORD'S LIABILITY

(ah) Not to hold the Landlord liable in any way to the Tenant or to any person whomsoever in respect of any injury damage or loss of business or other liability whatsoever which may be suffered by the Tenant or by any other person or any property howsoever caused and in particular, but without limitation, caused by or through or in any way owing to:

(i) any interruption of any of the services hereinbefore mentioned by reason of necessary repair or maintenance of any installations or apparatus or damage thereto or destruction thereof by fire, water, act of God, riot, protest etc or other cause beyond the Landlord's control or by reason of mechanical electrical or other defect or breakdown or other inclement conditions or unavoidable shortage of fuel, materials, water or labour or any cause whatsoever beyond the Landlord's control; or

(ii) the act, neglect or default of the tenants and occupiers of any other parts of the Building and their employees, agents, licensees and invitees.

(ai) Not to hold the Landlord liable in any way to the Tenant or to any person whomsoever in respect of any injury damage or loss of business whatsoever which may be suffered by the Tenant or by any other person or any property howsoever caused and in particular, but without limitation, caused by or through or in any way owing to:

(i) any defect in the supply of electricity or from any surge, reduction, variation, interruption or termination in the supply of electrical power, or

(ii) any typhoon, landslide, subsidence of the ground, escape of fire, leakage of water or electric current from the water pipes or electric wiring cables or ducts situate in upon or in any way connected with the Building or any part thereof or dropping or falling of any article object or material whatsoever including cigarette ends, glass or tiles, the escape of water, fire or electricity or vibrations from any floor office or premises forming part of the Building or in the neighbourhood,

(iii) the defective or damaged condition of the Premises or the Landlord's fixtures and fittings therein or any part thereof.

OBSERVANCE OF TERMS OF DEED OF MUTUAL COVENANT

(aj) Not to do anything which would amount to a breach or non-observance of the terms, conditions, covenants and restrictions contained or referred to in the Deed of Mutual Covenant (if any) relating to the Building and/or the Premises and to indemnify the Landlord against any such breach or non-observance.

BUILDING REGULATIONS

(ak) To obey and comply with the Building Regulations (the Eighth Schedule hereto) as may from time to time be revised by the Landlord or its Management Agent for the purposes of maintaining and operating the Building as a building of high character and distinction.

GOODWILL OF BUILDING AND KEEP PREMISES OPEN

(al) (i) to conduct the business of the Tenant in such manner so as not to prejudice the goodwill and reputation of the Building as a first class office/commercial building.

(ii) to keep the Premises open for business at all times of the year and without prejudice to the generality of the foregoing any suspension of the Tenant's business for a period of more than 7 days without prior consent of the Landlord shall constitute a material breach of this provision entitling the Landlord to determine this Agreement and to regain possession of the Premises.

TO YIELD UP

(am) To yield up the Premises together with the Landlord's fixtures and fittings quietly at the expiration or sooner determination of the term in good, clean, substantial and proper repair and condition (damage or destruction due to any causes mentioned in Clause 7(c) hereof excepted) AND thereupon to surrender to the Landlord all keys leading to all parts of the Premises and to remove at the Tenant's expense all fixtures, fittings, additions, partitions, floor coverings, erections, and alterations made or installed by the Tenant or its predecessor whether during the term hereof or at any time prior thereto upon or in the Premises and to reinstate restore and make good any damage caused by such removal or reinstatement Provided that the Tenant's obligations relating to removal or reinstatement under this Clause may be modified or varied by the Landlord notifying the Tenant in writing that the Landlord proposes without payment of any compensation to retain all or any of the said fixtures, fittings, additions, partitions, floor coverings, erections and alterations which the Tenant is otherwise liable hereunder to remove but subject to this proviso, the Tenant shall reinstate restore, make good and clean the Premises or any part thereof requiring to be reinstated restored, made good and cleaned to a

clear shell condition (including but not limited to chemical cleaning of the Fan Coil Units of the Premises) and in the event of the Tenant failing to do so the Tenant shall pay to the Landlord the cost of such reinstatement restoration, making good and cleaning.

ELECTRICAL INSTALLATIONS

(an) To carry out any periodic testing of electrical installations at the Premises required by regulations made under the Electricity Ordinance (Cap. 406).

BUILDING'S NOMINATED CONTRACTORS

(ao) To carry out any repair, replacement, alteration or reinstatement work to the electrical, air-conditioning, ventilation, plumbing and drainage, sprinkler, security and fire detection/ alarm systems in the Building by the Building's nominated contractors at the Tenant's own cost Provided further that any of the work as aforesaid shall be approved by the Landlord in writing for the purpose.

6. THE LANDLORD HEREBY COVENANTS WITH THE TENANT as follows:

FOR QUIET POSSESSION

(a) To permit the Tenant (duly paying the rent, Air-conditioning and Management Charges, rates and other outgoings and charges hereinbefore referred to and observing and performing the covenants herein contained) to have quiet possession and enjoyment of the Premises during the term without any interruption by the Landlord or anyone lawfully claiming under or through or in trust for the Landlord.

MAIN STRUCTURES

(b) To maintain and keep the main structure of the Building and every part thereof including but not limited to the roof, main walls, main drains, main water pipes, main electrical wiring leading to the Premises, lifts and central air-conditioning plant therein in proper and tenantable repair and condition save where any defects or damage or breakdown hereof is caused by the act, default, neglect or omission of the Tenant or its servants, employees, agents, invitees, licensees or contractors PROVIDED that the Landlord shall not be liable to pay compensation nor grant any abatement of rent to the Tenant whatsoever of and incidental to any interruption or failure or need for repair or overhaul of the said lifts, central air-conditioning plant, water, electricity and utilities supplies due to circumstances beyond the control of the Landlord in respect of such interruption.

TO PAY GOVERNMENT RENT, ETC.

(c) To pay the Government Rent and Property Tax in respect of the Premises.

FURTHER PROVISIONS

7. IT IS HEREBY EXPRESSLY PROVIDED AND AGREED as follows:

NON-PAYMENT

(a) The Tenant agrees that non-payment of any Air-Conditioning and Management Charges, rates and/or any other payment payable by the Tenant hereunder or any part thereof in all aspects shall be regarded as non-payment of rent under this Agreement.

RE-ENTRY

(b) (i) If the rent reserved hereby the Air-Conditioning and Management Charges or rates or other outgoings or charges hereinbefore referred to, or any part thereof be unpaid (whether formally demanded or not) for fifteen

days after any of the days on which the same ought to have been paid or in the case of the breach non-observance or non-performance of any of the covenants, restrictions, stipulations and conditions herein contained and on the part of the Tenant to be observed or performed or if the Tenant shall become bankrupt or go into liquidation (except for the purposes of amalgamation or reconstruction) it shall be lawful for the Landlord at any time thereafter to re-enter into and upon the Premises or any part thereof in the name of the whole and thereupon these presents shall absolutely determine but without prejudice to any right of action of the Landlord in respect of any breach non-observance or non-performance by the Tenant of the said covenants, restrictions stipulations and conditions. All costs and expenses of and incidental to any demand for rent, Air-Conditioning and Management Charges, rates or any other sum payable under these presents or actions or distraint for the recovery of the same shall be paid by the Tenant on a full indemnity basis and shall be recoverable from the Tenant as a debt.

(ii) In addition and without prejudice to the Landlord's right under Sub-clause 7(b)(i) the Landlord may and the Tenant hereby specifically authorises the Landlord to cut off the supply of electricity and air-conditioning to the Premises and to dispose of all objects including goods, merchandise, equipment, furniture, fixtures and fittings in or at the Premises in such manner as the Landlord shall deem fit, and any expenses not covered in connection therewith shall be paid by the Tenant and shall be recoverable from it as a debt and any surplus shall likewise be a debt due by the Landlord to the Tenant and recoverable accordingly.

(iii) A written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercise the power of re-entry herein contained shall be a full sufficient exercise of such power without actual entry on the part of the Landlord.

ABATEMENT OF RENT

(c) If the Premises or any part thereof are rendered unusable or inaccessible by a cause the risk of which is covered by the Insurance Policy (if any) taken out by the Landlord in respect of the Building (other than as a result of the Tenant's act neglect or default) then the rent reserved hereby or a part thereof proportionate to the extent to which the Premises shall have been so rendered unusable or inaccessible shall abate and cease to be payable until the same shall have been again rendered fit for use and accessible PROVIDED that there shall be no cesser of rent if any Insurance Policy effected by the Landlord shall have been rendered void or voidable in whole or in part by the act neglect or default of the Tenant or any person deriving title under the Tenant or any of the servants, agents, invitees or licensees of the Tenant AND PROVIDED that:

(i) if the Landlord shall consider it uneconomical to repair, rebuild or replace the Premises whether or not in the

same form or if any competent authority shall refuse permission for or otherwise prevent any rebuilding or replacement or if owners of other premises in the Building shall prevent rebuilding or replacement the Tenant shall be entitled within one month of the notification by the Landlord of its decision or such refusal or prevention as the case may be subject to there having been no breach of its obligations hereunder forthwith to terminate this Agreement by serving written notice on the Landlord without prejudice to any antecedent claims or causes of action which either party hereto may have against the others hereunder or,

(ii) if the Premises shall not be repaired or reinstated within six months of its being rendered unusable or inaccessible either party hereto may terminate this Agreement by giving not less than one month's notice in writing to the other and upon the expiration of such notice this Agreement shall absolutely determine but without prejudice as aforesaid.

RENAMING OF BUILDING, ETC.

(d) The Landlord shall at any time and from time to time during the term hereby granted be entitled to change the name of the Building or any part or parts thereof and in respect thereof the Landlord shall not be liable in damages to the Tenant or be made a party to any other proceedings or for costs or expenses of whatsoever nature incurred by the Tenant as a result of such change.

DIRECTORY BOARDS

(e) The Tenant shall pay the Management Agent immediately upon demand the cost of displaying or replacing as necessary the Tenant's name in the directory board at the entrance to the Building.

LANDLORD'S WAIVER OF BREACHES

(f) The acceptance of rent rates or Air-Conditioning and Management Charges by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of a breach by the Tenant of any covenants, restrictions, stipulations and conditions herein contained and on the part of the Tenant to be observed and performed.

SECURITY DEPOSIT

(g) (i) Upon the execution of these presents the Tenant shall pay to the Landlord the sum specified in Part III of the Third Schedule hereto as deposit for securing the due payment of the rent, rates, Air-Conditioning and Management Charges and any other moneys payable by the Tenant and to secure the due performance and observance of the Tenant's covenants, restrictions, stipulations and conditions herein contained ("the Tenant's Covenants"). In the event of any breach, non-observance or non-performance of any of the Tenant's Covenants, which are remediable immediately by the Tenant and the Tenant failing to remedy and rectify such breach(es) within 7 days after the service by the Landlord of a written notice requiring immediate rectification, the Landlord shall have the right from time to time (without prejudice to any other right or remedy hereunder) to deduct from time to time from the security

deposit (including any further deposit(s) as described in this sub-clause (g) ("further deposits")) all monetary loss incurred by the Landlord as a result of the breach, non-observance or non-performance of the Tenant's Covenants. In any other cases where the Tenant's breach, non-observance or non-performance of the said covenants, restrictions, stipulations and conditions is not remediable or not immediately remediable, the Landlord (without prejudice to any other right or remedy hereunder) shall be entitled to terminate this Agreement in which event the security deposit and further deposits shall be absolutely forfeited to the Landlord but without prejudice to the Landlord's right to claim against the Tenant for any losses or damages sustained by the Landlord or to which the Landlord is entitled under this Agreement over and above the security deposit or further deposits. Notwithstanding the foregoing, the Landlord may at its absolute discretion elect not to terminate this Agreement but to deduct from the security deposit and further deposits the outstanding amount(s) and other charges payable hereunder and any costs, expenses, losses or damages incurred or sustained by the Landlord as a result of any breach or non-observance or non-performance by the Tenant of the Tenant's Covenants. The Landlord's election to terminate this Agreement and forfeit the security deposit and further deposits or to make deductions from the security deposit and further deposits once exercised shall be final and binding on the Tenant. In the event of deduction(s) being made by the Landlord of or from the security deposit and further deposits in accordance herewith during the currency of this Agreement the Tenant shall forthwith on demand by the Landlord make a further deposit or deposits equal to the amount(s) so deducted and failure by the Tenant to do so shall entitle the Landlord forthwith to re-enter upon the Premises and to determine this Agreement as hereinbefore provided. For avoidance of doubt, there shall be no limit to the number of times for the above said deduction from the security deposit by the Landlord against the Tenant.

(ii) At the expiration or sooner determination of the term hereby created if the Tenant shall have paid all rent, Air-Conditioning and Management Charges, rates and other moneys payable hereunder and if there shall be no breach of any of the said covenants, restrictions, stipulations and conditions on the Tenant's part to be observed and performed the Landlord will repay to the Tenant within thirty (30) days after the Tenant shall have surrendered to the Landlord vacant possession of the Premises with proper reinstatement of the same, the security deposit without any interest thereon but if there shall be any money due to the Landlord, the Landlord may apply such deposit towards payment of such sums

due, and if there shall be any breach of any of the said covenants, restrictions, stipulations and conditions on the part of the Tenant the Landlord shall apply the security deposit or such part thereof as shall be required towards remedying such breach insofar as this may be possible without prejudice to any of the Landlord's rights or remedies hereunder provided including without limitation the Landlord's right to elect to forfeit absolutely or to deduct the security deposit or further deposits pursuant to Sub-clause (g)(i) above.

(iii) The Tenant hereby agrees that in the event of there being any increase in rent agreed determinated or provided for under this Agreement or any increase in Air-Conditioning and Management Charges under the provisions of Clause 3 hereof then and in every such case the Tenant shall pay to the Landlord as further deposit (to be held by the Landlord under the same terms and conditions as in this clause) a sum equal to the difference between the security deposit abovementioned and three months' rent as shall have been agreed, determined or provided for hereunder and/or three months'Air-Conditioning and Management Charges as increased such sum to be paid to the Landlord with the payment of increased rent or Air-Conditioning and Management Charges or next following any such increase.

(iv) If at any time during the term of the tenancy hereby created, the Landlord shall sell or otherwise assign the Premises to the new owner ("New Owner"), the Landlord may at any time transfer to the New Owner the security deposit and any further deposits (subject to the Landlord's right of deduction aforesaid). Upon such transfer, the Landlord (which in this context shall exclude its assigns) shall be released of its liability and obligation under this Agreement to refund the security deposit and any further deposits or any balance thereof to the Tenant. The Tenant shall claim for the refund of the security deposit and any further deposits or the balance thereof from the New Owner only.

TERMINATION ON SALE OR REDEVELOPMENT

(h) Notwithstanding anything to the contrary hereinbefore contained, if at any time during the term the Landlord shall resolve to sell or redevelop the Building or any part thereof (which intention to sell or redevelop shall be sufficiently evidenced by a certified true copy of the relevant Board Resolutions of the Landlord), the Landlord shall be entitled to give six calendar months' notice in writing to the Tenant to terminate this Agreement and immediately upon the expiration of such notice this Agreement and everything herein contained shall cease and be void but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of any term or stipulation herein contained.

NO WAIVER

(i) No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance, or non-performance by the Tenant at any time or times of any of the Tenant's obligations

herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any such continuing or subsequent default, breach or non-observance or non-performance, or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach, and no waiver by the Landlord shall be inferred from, or implied by, anything done or omitted by the Landlord unless expressed in writing, and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and in no way shall be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future, unless expressly so provided.

LETTING NOTICE (j) During the three months immediately preceding the expiration of the term hereby created, the Landlord shall be at liberty to affix and maintain without interference upon any external part of the Premises a notice stating that the Premises are to be let and such other information in connection therewith as the Landlord shall reasonably require and during such period the Tenant shall permit persons with written authority of the Landlord or its agents at reasonable times of the day to view the Premises.

COSTS, STAMP DUTIES (k) Each party shall bear its own legal costs and disbursements of and incidental to the preparation and completion of this Agreement. The stamp duty payable on this Agreement and its counterpart shall be borne by the parties hereto in equal shares and the land registration fee (if any) shall also be borne by the Tenant solely.

SERVICE OF NOTICES (l) Any notice required to be served on the Tenant shall be sufficiently served if delivered to or dispatched by registered post to or left at the Premises or at the registered office or last known address in Hong Kong of the Tenant and any notice required to be served on the Landlord shall be sufficiently served if delivered to or dispatched by registered post to or left at the registered office of the Landlord in Hong Kong or any other address which the Landlord may notify to the Tenant from time to time. A notice sent by registered post shall be deemed to be given at the time when in due course of post it would be delivered at the address to which it is sent.

EXCLUSION OF WARRANTIES (m) The Landlord does not represent or warrant that the Premises are suitable for the use or purposes specified in the Fifth Schedule hereto and the Tenant shall satisfy itself or shall be deemed to have satisfied itself that they are suitable for the purpose for which they are to be used and the Tenant hereby agrees that it will at its own expense apply for any requisite licence or licences, permit or permits from all Government or Public Authorities in respect of the carrying on the Tenant's business therein and shall execute and comply with all Ordinances, Regulations, Orders, Notices or Rules made by all competent Government or Public Authorities in connection with the conduct of such business by the Tenant in the Premises AND the Tenant hereby further agrees to indemnify the Landlord in respect of any breach by the Tenant of this Clause.

TENANT'S ACT (n) For the purposes of these presents any act, default, neglect or omission of any servant, employee, agent, invitee or licensee of the Tenant shall be deemed to be the act, default, neglect or omission of the Tenant.

RENT IN ADVANCE (o) For the purposes of Part III of the Landlord and Tenant (Consolidation) Ordinance (Cap.7), and of these presents, the rent payable in respect of the Premises shall be and be deemed to be in arrear if not paid in advance at the times and in manner hereinbefore provided for payment thereof.

NO KEY MONEY (p) The Tenant acknowledges that no fine, premium, key money or other consideration has been paid by the Tenant to the Landlord for the grant of this tenancy.

EXCLUSION OF REPRESENTATIONS AND RIGHTS

8. (i) These presents set out the full agreement between the parties hereto. No other warranties or representations have been made or given relating to the Landlord, the Tenant, the Building, or the Premises or if any warranty or representation has been made the same is hereby withdrawn.

(ii) Nothing herein contained shall confer on the Tenant any right, interest, privilege, easement or appurtenance whatsoever mentioned or referred to in section 16(1) of the Conveyancing and Property Ordinance (Cap.219) save those expressly set out herein.

INTERPRETATION

9. (i) In this Agreement unless the context requires otherwise words importing the masculine, feminine or neuter gender shall include the others of them and words importing the singular number shall include the plural and vice versa.

(ii) Where the Tenant comprises more than one individual all covenants undertakings and agreements made by the Tenant herein shall be deemed to be made jointly and severally by all the persons comprising the Tenant.

MARGINAL NOTES (iii) The marginal notes of the clauses of this Agreement are for reference only and it is hereby declared that these headings shall not be deemed as part of this Agreement.

RENT-FREE PERIOD

10. Notwithstanding anything contained in this Agreement, the Landlord hereby grants to the Tenant the rent-free period from 16th November 2020 to 25th December 2020 (both days inclusive) and from 11th November 2022 to 15th November 2022 (both days inclusive) Provided that the Tenant shall remain liable to pay Air-Conditioning and Management Charges, rates and other outgoings in respect of the Premises during the rent free period and the Tenant shall take up the obligation to observe and perform all terms and conditions herein contained during the said rent free period.

CONDITION OF THE PREMISES

11. The Premises will be handed over to the Tenant on an "as-is" condition together with the Landlord's fixtures and fittings as set out in Fourth Schedule. The Tenant shall be responsible for the reinstatement of the Premises at its sole costs and expenses upon the expiration of the term created herein or sooner

determination of this Agreement.

ENTIRE AGREEMENT 12. This Agreement constitutes the entire agreement and understanding of the parties and supersedes all prior oral or written agreements, understandings or arrangements between them relating to the subject matter of this Agreement. Neither party shall be entitled to rely on any agreement, understanding or arrangement which is not expressly contained in this Agreement and no change may be made to it except in writing signed by duly authorised representatives of both parties.

THE FIRST SCHEDULE ABOVE REFERRED TO

PART I

THE BUILDING

Inland Lot Nos. 7311, 7312, 7313 and 7314.

PART II

THE PREMISES

ALL THAT the whole of the EIGHTH FLOOR of the Building shown coloured pink on the floor plan attached hereto as the Ninth Schedule (for the purpose of identification only).

THE SECOND SCHEDULE ABOVE REFERRED TO

THE TERM

The period of TWO (2) YEARS FIXED TERM commencing on the 16th day of November 2020 (herein referred to as the "Commencement Date") and expiring on the 15th day of November 2022 (both days inclusive).

THE THIRD SCHEDULE ABOVE REFERRED TO

PART I

THE RENT

The monthly rent payable for the term of the tenancy is HK$120,000.00 (HONG KONG DOLLARS ONE HUNDRED AND TWENTY THOUSAND ONLY) exclusive of rates and Air-Conditioning and Management Charges.

PART II

AIR-CONDITIONING AND MANAGEMENT CHARGES

HK$12,500.00 (HONG KONG DOLLARS TWELVE THOUSAND AND FIVE HUNDRED ONLY) per month. Subject to revision.

PART III

SECURITY DEPOSIT

HK$397,500.00 (HONG KONG DOLLARS THREE HUNDRED NINETY SEVEN THOUSAND AND FIVE HUNDRED ONLY).

THE FOURTH SCHEDULE ABOVE REFERRED TO

FIXTURES AND FITTINGS

Office:
6 nos. of **Sinco** 800CFM air-conditioning fan coil unit
6 nos. of **Joshnson Control** thermostat
46 nos. of LED light tube (1200mm L) with 23 nos. of light holders
5 nos. of 2 hours standby battery
24 nos. of sprinkler
1 no. of fire hose reel with breakglass
1 no. of fire extinguisher
1 no. of exit sign
1 no. of fire alarm
1 no. of one hour fire resistance period double glass entrance door with bronze color stainless steel door frame and 2 nos. of **Sprint** electronic drop bolt
1 no. of **Hager** 63AMP 12 ways SPN MCB distribution board

Store Room:
1 no. of one hour fire resistance period wood veneer plastic laminated finishes wooden door with **Dorma** overhead door closer and **Bonco** door lock set

Male Lavatory:
1 no. of half hour fire resistance period wood veneer plastic laminated finishes wooden door with **Dorma** overhead door closer and **Bonco** door lock set
Aluminum false ceiling system with 3 nos. of downlight
1 no. of **Icon** concealed type emergency lighting
1 no. of **Toto** wash basin with plastic laminated finishes basin cabinet and wall mounted mirror
1 no. of wood veneer plastic laminated finishes toilet cubicle
1 no. of **Toto** wall mounted urinal
1 no. of **Roca** Water Closet
1 no. of **Bonco** stainless steel toilet paper holder
1 no. of **Panasonic** 6" window mounted exhaust fan with electrically operated shutter
1 no. of **Panasonic** hand dryer

Female Lavatory:
1 no. of half hour fire resistance period wood veneer plastic laminated finishes wooden door with **Dorma** overhead door closer and **Bonco** door lock set
Aluminum false ceiling system with 2 nos. of downlight
1 no. of **Icon** concealed type emergency lighting
1 no. of **Toto** wash basin with plastic laminated finishes basin cabinet and wall mounted mirror
1 no. of **Roca** Water Closet
1 no. of **Bonco** stainless steel toilet paper holder
1 no. of **Panasonic** 6" window mounted exhaust fan with electrically operated shutter
1 no. of **Panasonic** hand dryer

THE FIFTH SCHEDULE ABOVE REFERRED TO

USER

To use the Premises as an office for commercial use only and for no other purpose whatsoever.

THE SIXTH SCHEDULE ABOVE REFERRED TO

BULKY DELIVERIES

Monday to Friday (inclusive)	:	From 08:00 – 09:00 10:00 – 12:00 14:30 – 17:00
Saturday	:	From 08:00 – 09:00 10:00 – 12:30

THE SEVENTH SCHEDULE ABOVE REFERRED TO

BUSINESS HOURS

Monday to Friday (inclusive)	:	From 08:00 A.M. to 06:00 P.M.
Saturday	:	From 08:00 A.M. to 02:00 P.M.

THE EIGHTH SCHEDULE ABOVE REFERRED TO

BUILDING REGULATIONS

1. (a) The entrance hall, passages, lobbies, stairways, lavatories, canopy, roof and rear lane of the Building are not for the use of the general public and the Landlord reserve the right in all cases to refuse access to or otherwise control access by all persons whose presence, in the judgment of the Landlord, might be prejudicial to the security, safety, character, reputation and interest of the Landlord, the said building and the Tenant and occupiers of the Building.

(b) The Tenant shall co-operate with the Landlord to maintain a uniform external appearance for the Building and shall not use or install anything in the inside of the Premises which affects the external appearance from the outside. In particular, but without in any way limiting the foregoing, no flag-pole may be erected and no flag ,banner, poster or similar item shall be flown or displayed from windows or from elsewhere in or upon the Building without the prior written consent of the Landlord (such consent not to be unreasonably withheld).

(c) Without prejudice to its rights under the Tenancy Agreement, the Landlord may take such action as may be necessary to remedy any violation of this regulation on the part of the Tenant.

2. (a) The washing and toilet facilities in the Building and any other water appliances or apparatus shall not be used for any purpose other than that for which they are installed and no rubbish or other material or substance of any kind whatsoever may be deposited therein.

(b) The expense of any breakage, stoppage or damage resulting from any violation of this regulation shall be borne by the Tenant who, or whose servants, agents or licensees, shall have caused it.

3. The Tenant may not use hand-carts or trolleys inside the Building except with the consent of the Landlord and such consent may be withdrawn if the Tenant, his servants, agents or licensees fail to exercise due care in the use and operation of any such hand-cart or trolley.

4. (a) No bulky articles of any kind (including, but without in any way limiting the generality of the foregoing, food and drink trays and carriers) shall be brought into any passenger lift.

(b) For security reasons, removal of furniture, fittings and equipment shall be carried out only after prior notification to and agreement by the Landlord. Removal permits can be obtained from the Management Office during office hours only (9 a.m. to 6 p.m. from Monday to Friday and 9 a.m. to 1 p.m. on Saturday, except on general holidays).

(c) Notwithstanding the foregoing, the Landlord shall not be responsible for any loss or damage to any furniture, fittings or equipment carried out in accordance with Paragraph (a) of this regulation nor shall the Landlords be responsible for or entertain any claim whatsoever arising from any delay or alleged delay in the issue of removal permits or by reason of the failure by the Tenant to apply for a removal permit during office hours.

(d) The Tenant shall exercise utmost care in moving the abovementioned articles furniture, fittings and equipment and shall bear full responsibility for any damage to lifts and/or any part of the Building.

5. The Landlord reserves the right to prescribe the times at which and the manner in which crates and other heavy equipment, fittings, furniture and other bulky articles and goods shall be moved in the Premises and the right to prohibit the carriage in the Premises of any object large or heavier than that for which the same are designed.

6. (a) The Landlord reserves the right to prohibit all access to the Building during typhoons or during periods of public disturbance or civil commotion or in circumstances where the Landlord deem just to do so.

(b) The Landlord shall in no case be liable for any claim or damage relating to the admission or exclusion of any person to or from the Building in accordance with the provisions of these regulations.

7. (a) Except in the case of emergency, such as fire or the breakdown of the air-conditioning system, all windows in the Building shall at all times remain closed.

(b) No carpet, rug or other article shall be hung or shaken out of any windows of the Building and the Tenant shall not sweep or throw or permit to be swept or thrown from the Premises any dirt, dust or other substance whatsoever either outside the windows or into any of the public areas or lifts.

8. Canvassing, soliciting for business and peddling in the Building is prohibited and the Tenant shall co-operate with the Landlord in preventing the same or any similar nuisance.

9. Cleaning services for the Premises shall be carried out only by a contractor approved by the Landlord. No other person will be permitted entry to the Building to carry out services of this nature.

10. All employees of the Landlord are forbidden while on duty to do anything outside the scope of their regular duties unless under special instructions from the Management Agent and the Tenant shall not request or instruct any such employee to undertake any task of any kind whatsoever for the Tenant.

11. (a) At the end of each business day, the Tenant shall ensure that:

(i) The Premises are locked so as to prevent unauthorised access thereto.

(ii) All negotiable instruments and documents or chattels of value (other than fixtures, fittings and business equipment) are effectively secured against accidental destruction or damage, theft or misappropriation.

(iii) All electrical business machines and equipment are disconnected and rendered harmless.

(iv) All taps, faucets and other water appliances under the control of the Tenant are effectively turned off.

(v) All electricity and gas supplies are turned off (with the exception of the electricity supply needed to keep in operation the telex, telephone and similar equipment).

(vi) All the air-conditioning fan-coil units controlled from within the Premises are turned off.

(b) The Tenant shall make good all loss, damage or injury sustained by the Landlord or any other tenant or occupier of the said building by reason of any failure to observe the provisions of this regulation.

12. These regulations are intended to apply to all tenants in the Building but may be modified at the Landlord's discretion by the Landlord in writing in so far as may be necessary or appropriate in the case of Tenant occupying premises in the Building other than office premises.

13. These regulations are supplementary to the terms and conditions contained in the Tenancy Agreement and shall not in any way derogate from such terms and conditions. In the event of any conflict between these regulations and the terms and conditions of the tenancy, the terms and conditions of the tenancy shall prevail.

14. The Landlord reserves the right at any time and from time to time to alter or add to these regulations as provided in the Tenancy Agreement.

15. The Tenant shall comply with the Deed of Mutual Covenant (if any) of the Building and these regulations as may be in force from time to time.

<u>**THE NINTH SCHEDULE ABOVE REFERRED TO**</u>



Store Room
Lavatory
Lavatory
Lift
Lift
Lift Lobby
O'BRIEN ROAD
Gross Area: 2,500 sq.ft.
GLOUCESTER ROAD

<u>**8/F , 80 Gloucester Road**</u>

FLOOR PLAN
(For Identification Purpose Only)

IN WITNESS whereof this Agreement has been executed by the parties hereto the day and year first above written.

SIGNED BY SUEN WAI LAN, VILMA DIRECTOR for and on behalf of the Landlord in the presence of Tsair Pui Fung Kelly	)	For and on behalf of SUN PROPERTIES COMPANY LIMITED 新地產發展有限公司
SIGNED by Zhao Zhisheng for and on behalf of the Tenant in the presence of x Wong Chin Hung Cyrus	)	For and on behalf of Plutus Securities Limited 貝德斯證券有限公司 Authorized Signature(s)

The sum of HONG KONG DOLLARS THREE HUNDRED NINETY SEVEN THOUSAND AND FIVE HUNDRED ONLY being the deposit money hereinbefore above expressed to be payable by the Tenant to the Landlord (of which HK$397,500.00 will be transferred from the Deposit money paid under the Tenancy Agreement dated 22nd August 2018 upon commencement of this Agreement.)	)	For and on behalf of SUN PROPERTIES COMPANY LIMITED 新地產發展有限公司 HK$397,500.00